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                                                                   EXHIBIT 10.33


                                 PROMISSORY NOTE


$1,699,000                                          Dated: June 5, 1992
                                                           -------------------


         FOR VALUE RECEIVED, the undersigned hereby promises to pay to Whittle Communications L.P. ("WCLP") at its offices at 333 Main Avenue, Knoxville, Tennessee 37902, or, if WCLP assigns this note, to Whittle Schools L.P. ("WSLP") at its offices at 333 Main Avenue, Knoxville, Tennessee 37902, the principal amount of $1,600,000 on the fifth anniversary of the date hereof, or, if the undersigned's employment with WSLP earlier ceases for any reason, on the date of cessation and, on each anniversary of the date hereof, or from the next preceding date through which interest on the principal amount hereof shall have been paid, such interest to be at the annual mid-term Applicable Federal Rate, as at the date first above written, for the purposes of Section 7872 of the Internal Revenue Code.

         This note is not assignable except that WCLP may assign this note to WSLP.

         IN WITNESS WHEREOF the undersigned has hereunto set his hand as of the date first above written.



                                                     /s/ Benno C. Schmidt, Jr.
                                                     -------------------------
                                                     Benno C. Schmidt, Jr.